Exhibit 10.1

Loan Agreement

THIS AGREEMENT made on October 17, 2014

BETWEEN:

Illumitry Corp., Ayasa 53, Yerevan
Armenia, 0015 ("Corporation")

OF THE FIRST PART

AND:

Arusyak Sukiasyan, Ayasa 53, Yerevan
Armenia, 0015 ("Arusyak")

OF THE SECOND PART

WHEREAS:

1) Corporation requires funding in connection with business operations;
2) Arusyak has agreed to loan US$30,000 (the "Loan") to Corporation, on certain terms and conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the sum TEN DOLLARS ($10.00), and other goods and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

a. Arusyak hereby agrees to loan US$30,000 (the "Loan") to Corporation concurrent with the execution of the Agreement;
b. Loan funds advanced shell be non-interest bearing, secured and payable upon demand.
c. Any additional funds that Arusyak loans to Corporation subsequent to this Agreement shell be subject to the same terms as this Agreement, unless otherwise agreed in writing.

IN WITNESS WHEREOF the parties hereto have hereunto affixed their respective hands, both as of the day and year first above written.

Arusyak Sukiasyan / Illumitry Corp.

Authorized Signature

/s/ Arusyak Sukiasyan

Date: October 17, 2014